UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2026

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 Aspen Grove Drive, Suite 900 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

San Diego Health Alliance, Inc. d/b/a Fashion Valley CTC (“Fashion Valley”), an indirect subsidiary of Acadia Healthcare Company, Inc. (the “Company”), is a defendant in an employment-related lawsuit filed in the Superior Court of San Diego County, California. Fashion Valley operates a comprehensive treatment center where a former employee who was terminated in October 2023 filed suit alleging retaliatory termination. Fashion Valley vehemently denied the allegations and asserted the plaintiff was terminated for legitimate reasons.

The case went to trial in late April 2026, and on May 12, 2026, a jury awarded the plaintiff compensatory damages of $35 million and punitive damages of $70 million. This award far exceeds any reasonable expectation based on precedent for comparable employment cases. The Company, which is not a party to the lawsuit, and Fashion Valley strongly disagree with the verdict and remain confident in Fashion Valley’s legal position based on the underlying facts of the case. Fashion Valley is evaluating all legal options and intends to vigorously challenge the verdict in post-trial motions and, if necessary, on appeal. We can make no assurances regarding the ultimate outcome of the case or whether the damages awarded by the jury will ultimately be reduced.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements related to the defendants’ intent to challenge the verdict. These forward-looking statements are made only as of the date of this report. The Company does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are based on current expectations and involve risks and uncertainties, and the final resolution of the case could differ significantly from those expressed or implied by the forward-looking statements.

Description of Business

Unless the context otherwise requires, all references herein to “Acadia,” “the Company,” “we,” “us” or “our” mean Acadia Healthcare Company, Inc. and its consolidated subsidiaries. Acadia Healthcare Company, Inc. is a holding company whose direct and indirect subsidiaries own and operate acute inpatient psychiatric facilities, specialty treatment facilities, comprehensive treatment centers, residential treatment centers and facilities providing outpatient behavioral healthcare services to serve the behavioral healthcare and recovery needs of communities throughout the U.S. and Puerto Rico.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026	ACADIA HEALTHCARE COMPANY, INC.

	By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Chief Legal and Administrative Officer, and Secretary